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                                                                  EXHIBIT (j)(2)


                        CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the references to us under the headings "Financial Highlights" and "Independent Auditors" in this Registration Statement on Form N-1A for Van Kampen Growth and Income Fund.


/s/ PRICEWATERHOUSECOOPERS LLP


PRICEWATERHOUSECOOPERS LLP


Chicago, Illinois
March 21, 2002